EXHIBIT 32

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Java Express, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Lance Musicant, Chief Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 14, 2004            /s/ Lance Musicant
                                --------------------------------------------
                                Lance Musicant,
                                Chief Executive and Financial Officer